UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: December 11, 2007
EL PASO CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-14365 (Commission File Number)	76-0568816 (I.R.S. Employer Identification No.)
El Paso Building
1001 Louisiana Street
Houston, Texas 77002
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (713) 420-2600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
          On December 11, 2007, we are making a presentation to investors in New York City to provide an operational and financial update. A copy of our slide presentation is attached as Exhibit 99.A. The information disclosed in this Item 7.01, and the exhibit listed under Item 9.01 of this Current Report on Form 8-K, are being furnished solely for the purpose of complying with Regulation FD.
Item 9.01 Financial Statements and Exhibits.
(d)   Exhibits.

Exhibit Number	Description

99.A	Slide Presentation dated December 11, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EL PASO CORPORATION
By:	/s/ D. Mark Leland
D. Mark Leland
Executive Vice President and Chief Financial Officer (Principal Financial Officer)

Dated: December 11, 2007

EXHIBIT INDEX

Exhibit Number	Description

99.A	Slide Presentation dated December 11, 2007.